UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

Gartner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14443	04-3099750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7700

(Address of principal executive offices, including zip code)

(203) 316-1111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 5, 2017, Gartner, Inc., a Delaware corporation (“Gartner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Gartner, Cobra Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Gartner (the “Sub”), and CEB Inc., a Delaware corporation (“CEB”). Pursuant to the Merger Agreement, the Sub will be merged with and into CEB, with CEB surviving as a wholly-owned subsidiary of Gartner (the “Merger”). Gartner previously disclosed the Merger and its announcement thereof in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2017 (the “Initial 8-K”). The foregoing description of the Merger Agreement does not, and the description of the Merger Agreement in the Initial 8-K did not, purport to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

In connection with the Merger, Gartner entered into a financing commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A., and Goldman Sachs Bank USA for a seven-year senior secured term loan B facility of up to $1.375 billion (the “Term Loan B Facility”), a 364-day senior unsecured bridge facility of up to $300 million (the “364-day Bridge Facility”) and a senior unsecured high yield bridge facility of up to $600 million (the “HY Bridge Facility”) for the purposes of financing a portion of the cash consideration payable under the terms of the Merger Agreement and to repay or redeem certain of CEB’s and its subsidiaries’ indebtedness. The Commitment Letter also contemplates certain amendments to Gartner’s existing revolving credit agreement which was previously filed as Exhibit 10.1 to Gartner’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on June 17, 2016 (the “Existing Credit Agreement”) in connection with the Merger to permit the Merger, the incurrence of indebtedness contemplated by the Commitment Letter, and to the extent the proposed amendments to the Existing Credit Agreement are not obtained, a senior secured backstop revolving credit facility and a senior secured backstop term loan B facility to be provided for purposes of refinancing the Existing Credit Agreement. Gartner previously disclosed the Commitment Letter in the Initial 8-K. The foregoing description of the Commitment Letter does not, and the description of the Commitment Letter in the Initial 8-K did not, purport to be complete and is subject to, and qualified in its entirety by reference to the Commitment Letter, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Gartner, Inc., Cobra Acquisition Corp. and CEB Inc., dated as of January 5, 2017.*
10.1	Commitment Letter among Gartner, Inc., JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA, dated January 5, 2017.

*The registrant has omitted certain schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or Gartner’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Gartner’s expectations, strategy, plans or intentions. Gartner’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of CEB stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the businesses will not be integrated successfully;
•	the risk that synergies will not be realized or realized to the extent anticipated;
•	uncertainty as to the market value of the Gartner merger consideration to be paid in the Merger;
•	the risk that required governmental approvals of the Merger will not be obtained;
•	the risk that, following this transaction, Gartner will not realize its financing or operating strategies;
•	litigation in respect of either company or the Merger; and
•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in Gartner’s filings with the SEC, including Gartner’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016 and those discussed in “Risk Factors” in the Registration Statement on Form S-4 to be filed by Gartner with the SEC at a future date and in the documents which are incorporated by reference therein. The forward-looking statements in this Current Report are based on information available to Gartner as of the date hereof, and Gartner disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Gartner and CEB. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of CEB and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of CEB.

GARTNER AND CEB URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by CEB (when they become available) may be obtained free of charge on CEB’s website at www.cebglobal.com or by directing a written request to CEB, Inc. care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, CEB and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the Securities and Exchange Commission, be considered participants in the solicitation of CEB stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the Securities and Exchange Commission. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding CEB’s executive officers and directors is included in CEB’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: January 5, 2017	By:	/s/ Craig W. Safian
Craig W. Safian Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Gartner, Inc., Cobra Acquisition Corp. and CEB Inc., dated as of January 5, 2017.*
10.1	Commitment Letter among Gartner, Inc., JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA, dated January 5, 2017.

*The registrant has omitted certain schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.